UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2023

THE CHILDREN’S PLACE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23071	31-1241495
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PLCE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2023, The Children’s Place, Inc. (the “Company”) announced that Sheamus Toal has been appointed Chief Operating Officer and Chief Financial Officer of the Company, effective August 1, 2023.

In the expanded role of Chief Operating Officer and Chief Financial Officer, Mr. Toal will continue to report to Ms. Elfers and will have oversight for IT, Logistics, Distribution and Store Operations, in addition to his current responsibilities for Finance, Accounting, Investor Relations, Real Estate and Legal.

The Company and Mr. Toal have entered into an amendment to a letter agreement (the “Amended Letter Agreement”) that provides for Mr. Toal’s employment on an at-will basis and (i) for an annual base salary of $725,000, (ii) an annual bonus opportunity equal to 100% of annual salary, and (iii) time-based restricted stock units having a value of $200,000 on the grant date, vesting pro rata over three years and performance-based restricted stock units having a value of $200,000 on the grant date, with a three year performance period. The Amended Letter Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the Company’s fiscal quarter ended July 29, 2023, and the information set forth above is qualified in its entirety by reference to the full text of the Amended Letter Agreement.

Prior to joining the Company as the Company’s Senior Vice President, Chief Financial Officer on November 7, 2022, Mr. Toal, 54, was the Executive Vice President and Chief Financial Officer at Saatva, Inc. from April 2021 to October 2022. Prior to that position, Mr. Toal spent over 17 years with New York & Company (now known as RTW Retailwinds) where he held several senior level finance and operational positions as Chief Operating Officer, Chief Financial Officer, Chief Accounting Officer and Treasurer, culminating in his role as Chief Executive Officer from 2020 to 2021.

Item 8.01. Other Events.

On August 1, 2023, the Company announced the appointment of Maegan Markee to the new role of Brand President and the hiring of Mary Beth Sheridan as Chief Merchant, both effective August 1, 2023.

In the new role of Brand President, Ms. Markee will have oversight for all customer facing activities across the Company’s Family of Brands and will continue to report to Ms. Elfers.  Ms. Markee will have oversight for Design, Sourcing, Merchandising, Marketing, Planning, Allocation and the Company’s Wholesale and International Businesses. Ms. Markee has been with the Company for over 13 years, holding executive positions of increasing responsibility.

In the new role of Chief Merchant, Mary Beth Sheridan will have direct responsibility for Merchandising, Sourcing, Planning and Allocation and will report to Ms. Markee.

Ms. Sheridan was most recently a Chief Merchandising Officer at Anthropologie from September 2020 to February 2023.  Prior to that she was with Macy’s for over seven years in executive roles, culminating as Group Vice President, Merchandising, Digital, Product Development and Design.  Ms. Sheridan also spent over 20 years with Lord & Taylor where she held executive roles of increasing responsibility, including as Senior Vice President, GMM of Menswear and Childrenswear. Ms. Sheridan graduated Magna Cum Laude with a Bachelor of Science in Business Administration from the Boston College Carroll School of Management.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release, dated August 1, 2023, issued by the Company

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains or may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to the Company’s strategic initiatives and results of operations, including adjusted net income (loss) per diluted share. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its annual report on Form 10-K for the fiscal year ended January 28, 2023. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by changes in economic conditions (including inflation), the risks related to the COVID-19 pandemic, including the impact of the COVID-19 pandemic on our business or the economy in general, the risk that the Company’s strategic initiatives to increase sales and margin are delayed or do not result in anticipated improvements, the risk of delays, interruptions, disruptions and higher costs in the Company’s global supply chain, including resulting from COVID-19 or other disease outbreaks, foreign sources of supply in less developed countries, more politically unstable countries, or countries where vendors fail to comply with industry standards or ethical business practices, including the use of forced, indentured or child labor, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, various types of litigation, including class action litigations brought under consumer protection, employment, and privacy and information security laws and regulations, the imposition of regulations affecting the importation of foreign-produced merchandise, including duties and tariffs, and the uncertainty of weather patterns. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 1, 2023

THE CHILDREN’S PLACE, INC.

By:	/s/ Jane Elfers
Name:	Jane Elfers
Title:	President and Chief Executive Officer

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